Exhibit 99.1

EQUITY BANCSHARES, INC.
PRESS RELEASE	9/3/26

Equity Bancshares, Inc. and Lincoln Bancorp Announce Plans to Merge

WICHITA, Kan., September 3, 2026 (BUSINESSWIRE) – Equity Bancshares, Inc. (NYSE: EQBK), (“Equity,” the “Company,” “we,” “us,” “our”), the Wichita-based holding company of Equity Bank, along with Lincoln Bancorp (“Lincoln”), the parent company of Lincoln Savings Bank, headquartered in Reinbeck, Iowa, announced today they have entered into a definitive merger agreement for Lincoln to merge with and into Equity, adding 16 locations to Equity’s franchise. This transaction builds upon Equity’s Iowa presence, providing a platform for expansion in the state.

“This partnership marks an important step in our long-term strategy for Iowa,” said Brad Elliott, Equity’s Chairman & CEO. “Lincoln has built one of the best community banks in the state through committed service to its communities, customers and team members over its proud 124-year history. This merger brings resources, scale, and enhanced opportunities for the customers and communities we will have the privilege of continuing to serve.”

Under the terms of the merger agreement, which was unanimously approved by the Boards of Directors of both companies, Lincoln shareholders will receive approximately 77.5% of the merger consideration in EQBK stock and the remaining 22.5% in cash. Based on Equity’s spot price of $49.85 on September 2, 2026, the total consideration was valued at approximately $123.8 million. Subject to receipt of customary regulatory and shareholder approvals and closing conditions, the merger is expected to close in the fourth quarter of 2026. Following completion, Lincoln Savings Bank will merge with and into Equity Bank.

“What people value most about their community bank is what stays the same,” said Rick Sems, President & CEO of Equity Bank. “This is about giving customers more of what they’ve always counted on from their community bank: local decisions, local people who know their customers by name, and a long-term commitment to the community. By combining our strengths, we’ll have additional resources to invest in local communities and support the initiatives that help them thrive. This year alone, we’ve contributed more than $1.7 million to causes across our markets, and we’re committed to expanding that investment in the years ahead.”

Established in 1902, Lincoln Savings Bank currently operates locations in the following Iowa cities: Adel, Allison, Ankeny, Aplington, Cedar Falls, Clive, Des Moines, Garwin, Greene, Grinnell, Hudson, Lincoln, Nashua, Reinbeck, Tama, and Waterloo. As of June 30, 2026, Lincoln reported $1.7 billion in total assets, including $1.2 billion in loans and $1.5 billion in deposits.

“This is a pivotal moment for our institution and our customers,” said Sally Hollis, Lincoln’s Board Chair. “By joining forces with Equity Bank, we’re combining decades of community banking expertise with the scale and resources needed to deliver even greater value, innovation, and stability for the people and businesses we serve. Our teams share a common commitment to relationship-based banking, and together we’ll be even better positioned to invest in the products, technology, and local presence our customers count on.”

“Lincoln Savings Bank has always been guided by the dedication of our people and the relationships we’ve built with our customers and communities over the past 124 years,” said Sean Willett, CEO of Lincoln Savings Bank. “This merger isn’t a departure from that; it’s a way to protect and expand it, while preserving what has always made us special: our people and our shared mission.”

As of June 30, 2026, Equity reported $7.7 billion in assets. Adding Lincoln and adjusting to reduce excess liquidity on the combined balance sheet, proforma will comprise approximately $9.1 billion in total assets for the Equity franchise.

The transaction is expected to be approximately 5.1%, or $0.27, accretive to Equity’s 2027 earnings per share and 7.5%, or $0.42, accretive to Equity’s 2028 earnings per share, excluding the impact of one-time transaction expenses. Estimated tangible book value per share dilution to Equity is expected to be earned back in less than three years.

The combination with Lincoln brings Equity’s total strategic transactions to 27 since the Company’s founding in 2002, including 15 whole-bank acquisitions since the Company’s initial public offering in 2015.

EQUITY BANCSHARES, INC.
PRESS RELEASE	9/3/26

Advisors

Equity Bancshares, Inc. was advised by Hovde Group, LLC. Norton Rose Fulbright US LLP served as legal counsel to Equity.

Lincoln Bancorp was advised by Stephens Inc. Alston & Bird LLP served as legal counsel to Lincoln.

Conference Call and Webcast

Equity Chairman & CEO Brad Elliott, Equity Bank President & CEO Rick Sems, and Equity CFO Chris Navratil will hold a conference call and webcast to discuss the merger with Lincoln on September 3, 2026, at 10:00 a.m. eastern time; 9:00 a.m. central time.

Those wishing to participate in the conference call should call the applicable number below and reference the EQBK Conference Call (Meeting ID: 176 797 600):

ANALYST / PARTICIPANT DIAL-IN NUMBERS:

North America (Toll-Free):

1 (833) 461-5787

International (Toll) +1 (585) 542-9983

Click Here for International Dial-Ins

Meeting ID: 176 797 600

To eliminate wait times, conference call participants may pre-register using this registration link. After registering, a confirmation with access details will be sent via email.

A replay of the call and webcast will be available two hours following the close of the call until September 17, 2026, accessible at investor.equitybank.com. Webcast URL: https://events.q4inc.com/attendee/176797600

About Equity Bancshares, Inc.

Equity Bancshares, Inc. is the holding company for Equity Bank, offering a full range of financial solutions, including commercial loans, consumer banking, mortgage loans, trust and wealth management services and treasury management services, while delivering the high-quality, relationship-based customer service of a community bank. Equity’s common stock is traded on the New York Stock Exchange under the symbol “EQBK.” Learn more at www.equitybank.com.

About Lincoln Bancorp

Lincoln Bancorp is the parent company of Lincoln Savings Bank. Founded in 1902, Lincoln Savings Bank is headquartered in Reinbeck, IA, and operates 16 locations in the state.

Lincoln Savings Bank is a full-service bank that serves both individuals and businesses in Central and Northeast Iowa. Lincoln offers convenient banking options including checking accounts, savings accounts, personal loans, mortgages, agricultural lending, commercial real estate loans, nonprofit banking services and more.

Important Additional Information

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval.

EQUITY BANCSHARES, INC.
PRESS RELEASE	9/3/26

In connection with the proposed transaction, Equity intends to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 to register the shares of Equity common stock to be issued to the shareholders of Lincoln. The registration statement will include a proxy statement/prospectus, which will be sent to the shareholders of Lincoln seeking their approval of the proposed transaction.

WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EQUITY, LINCOLN AND THE PROPOSED TRANSACTION.

The documents filed by Equity with the SEC may be obtained free of charge at Equity’s investor relations website at investor.equitybank.com or at the SEC’s website at www.sec.gov. Alternatively, these documents, when available, can be obtained free of charge from Equity upon written request to Equity Bancshares, Inc., Attn: Investor Relations, 7701 East Kellogg Drive, Suite 300, Wichita, Kansas 67207 or by calling (316) 612-6000.

Special Note Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended and are intended to be covered by the safe harbor provisions provided by the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements reflect the current views of Equity’s management with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses; and similar variables. The foregoing list of factors is not exhaustive. In addition, the following factors, among others, related to the transaction between Equity and Lincoln could cause actual outcomes and results to differ materially from forward-looking statements or historical performance: the possibility that the anticipated benefits of the transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where companies do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; Lincoln and Equity’s ability to obtain required governmental approvals of the proposed transaction on the timeline expected, or at all, and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company after the closing of the proposed transaction or adversely affect the expected benefits of the proposed transaction; the failure to obtain the necessary approvals by the shareholders of Lincoln; the failure to satisfy other conditions to completion of the proposed merger, or any unexpected delay in closing the proposed transaction or the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; diversion of management’s attention from ongoing business operations and opportunities; potential

EQUITY BANCSHARES, INC.
PRESS RELEASE	9/3/26

adverse reactions or changes to business or employee relationships, including those resulting from the completion of the transaction; the business, economic and political conditions in the markets in which the parties operate; the risk that the proposed combination could have an adverse effect the parties’ ability to retain customers and retain or hire key personnel and maintain relationships with customers; the risk that the combination may be more difficult, time-consuming or expensive than anticipated; and other factors that may affect future results of Equity.

For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 6, 2026, as amended, and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

Media Contact:

Russell Colburn

Public Relations & Communications Manager

Equity Bancshares, Inc.

913.583.8011

rcolburn@equitybank.com

Investor Contact:

Chris Navratil

EVP, Chief Financial Officer

Equity Bancshares, Inc.

316.612.6014

cnavratil@equitybank.com